UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Ethan Allen Interiors Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ETHAN ALLEN INTERIORS INC. 25 LAKE AVENUE EXT. DANBURY, CT 06811-5286 ATTN: ERIC D. KOSTER ETHAN ALLEN INTERIORS INC. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D91240-P80622 2022 Annual Meeting Date: November 9, 2022 Time: 11:00 AM EST Location: Online in a virtual-only format at www.virtualshareholdermeeting.com/ETH2022 You invested in ETHAN ALLEN INTERIORS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 9, 2022. Internet and Telephone Voting Deadlines* • 7:00 a.m. ET on November 7, 2022 for shares held in the Ethan Allen Retirement Savings Plan • 11:59 p.m. ET on November 8, 2022 for all other shareholders Get informed before you vote View the Annual Report and Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D91241-P80622 1. To elect seven directors to serve until the 2023 Annual Meeting of Stockholders; Nominees: 1c. Dr. John Clark 1a. M. Farooq Kathwari 1d. John J. Dooner, Jr. 1b. Maria Eugenia Casar 1e. David M. Sable 1f. Tara I. Stacom 1g. Cynthia Ekberg Tsai 2. To approve by a non-binding advisory vote, executive compensation of the Company’s Named Executive Officers; 3. To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year; and NOTE: To transact such other business as may properly come before the meeting. For For For For For For For For For